UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013 (September 4, 2013)

REGENCY ENERGY PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 750-1771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 4, 2013, Regency Energy Partners LP (the “Partnership”), Regency Energy Finance Corp., a wholly owned subsidiary of the Partnership (“Regency Finance” and, together with the Partnership, the “Issuers”), and certain other subsidiaries of the Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with RBS Securities Inc., as representative of the several underwriters named therein, with respect to the public offering (the “Offering”) by the Issuers of $400,000,000 aggregate principal amount of 5.750% Senior Notes due 2020 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Issuers’ Registration Statement on Form S-3 (File No. 333-185179), which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on November 28, 2012, as amended by Post-Effective Amendment No. 1 filed with the Commission on September 4, 2013, and as supplemented by the Prospectus Supplement relating to the Notes filed with the Commission on September 4, 2013. The sale of Notes is expected to close on or about September 11, 2013, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Issuers, including obligations of the Issuers to indemnify the underwriters for certain liabilities under the Securities Act. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 4, 2013, the Partnership issued a press release announcing the launch of the Offering and a press release announcing the pricing of the Notes. A copy of each press release is furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 are deemed to be “furnished” and shall not be deemed to be “filed” with the Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Exhibit Number	Description of the Exhibit

1.1*	Underwriting Agreement dated as of September 4, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., certain subsidiaries of Regency Energy Partners LP party thereto and RBS Securities Inc., as representative of the several underwriters.

99.1*	Press Release dated September 4, 2013 announcing the launch of the Offering.

99.2*	Press Release dated September 4, 2013 announcing the pricing of the Notes.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regency Energy Partners LP

	By:	Regency GP LP, its general partner

	By:	Regency GP LLC, its general partner

Date: September 6, 2013	By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

1.1*	Underwriting Agreement dated as of September 4, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., certain subsidiaries of Regency Energy Partners LP party thereto and RBS Securities Inc., as representative of the several underwriters.

99.1*	Press Release dated September 4, 2013 announcing the launch of the Offering.

99.2*	Press Release dated September 4, 2013 announcing the pricing of the Notes.

*	Filed herewith